UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2021 (April 30, 2021)

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2170 Buckthorne Place, Suite 440
The Woodlands, Texas 77380
(Address of principal executive offices, including zip code)

(800) 832-4242
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Stock Market LLC
Warrants to purchase common stock	THWWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 30, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Target Hospitality Corp. (the “Company”), after considering the recommendation of the Company’s management (with the assistance of the Company's legal advisors and the Company's independent valuation firm) and after discussions with Ernst & Young LLP, the Company’s independent registered public accounting firm, concluded that the Company’s consolidated financial statements and other financial information for the years ended December 31, 2020 and 2019 and for each of the interim quarterly periods therein (the “Non-Reliance Period”) should no longer be relied upon and the Form 10-K for the year ended December 31, 2020 will be amended to restate the consolidated financial statements contained therein due to changes in accounting for certain previously issued warrants to conform with the SEC Staff Statement described below.
After consideration of the views expressed in the Securities and Exchange Commission (the “SEC”) Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) dated April 12, 2021 (the “SEC Staff Statement”) in which the SEC clarified its interpretations of certain generally accepted accounting principles related to certain terms that are common in warrants issued in connection with the initial public offerings of SPACs, the Company’s management became aware that the Company’s accounting for warrants in its consolidated financial statements for the Non-Reliance Period was inconsistent with this new SEC Staff Statement. The SEC Staff Statement addressed certain accounting and reporting considerations related to warrants of a kind similar to those issued by the Company. Based on Accounting Standards Codification 815-40, Contracts in an Entity’s Own Equity, warrant instruments that do not meet the criteria to be considered indexed to an entity’s own stock shall be classified as liabilities at their estimated fair values, regardless of the likelihood that such instruments will ever be settled in cash. In periods subsequent to issuance, changes in the estimated fair values of the derivative instruments should be reported in the consolidated statement of comprehensive income (loss).
In 2018, the Company’s legal predecessor, Platinum Eagle Acquisition Corp., issued warrants to purchase 5,333,334 shares of its common stock in a private placement concurrently with its initial public offering (the “Private Warrants”). Each Private Warrant entitles the holder to purchase one share of the Company’s common stock at a price of $11.50 per share. If held by the original purchasers (or their permitted transferees), the Private Warrants may be exercised on a cashless basis and are not subject to redemption by the Company. The Company had previously accounted for these warrants as equity, consistent with common market practice, which existed prior to the SEC Staff Statement.
As a result of the above, the Company will restate its consolidated financial statements for the Non-Reliance Period to reflect the Private Warrants as liabilities with the associated gains or losses recognized as a result of the changes in fair values and extinguishment. We expect the restatement to impact total liabilities and shareholders’ equity and to result in incremental non-operating income (expense) related to the changes in the fair values of the Private Warrants which will impact net income (loss), and earnings (loss) per share. We do not expect the restatement to impact other GAAP metrics, such as revenues, operating income (loss), cash and cash equivalents, assets or debt, or our previously communicated non-GAAP operating metrics, including adjusted Gross Profit, adjusted EBITDA, or Discretionary cash flows. Further, we do not expect the restatement to impact compliance with the covenants contained in our credit facility.
The Company is working diligently with its auditors and an independent valuation expert to finalize the valuation of the Private Warrants, and intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020, originally filed with the Securities and Exchange Commission on March 31, 2021, to conform to the interpretations in the SEC Staff Statement as soon as reasonably practicable. Accordingly, investors and others should not rely on the Company’s previously released financial statements and other financial information and disclosures for the Non-Reliance Period. Similarly, any previously furnished or filed reports, press releases, earnings releases, investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information for the Non-Reliance Period should not be relied upon.
The Company is assessing the implications of these issues on the Company's disclosure controls and procedures and internal control over financial reporting.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Item 7.01 Regulation FD

The information set forth under Item 4.02 is incorporated into this Item 7.01 by reference.

On May 6, 2021, the Company issued a press release related to the matters described herein. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “plans,” “intends,” “may,” “will,” “should,” “shall,” “outlook,” and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements include statements relating the potential effects of the restatement to the Company's financial statements. These statements are only a prediction and actual events or results may differ materially from those in the forward-looking statements set forth herein. Readers are referred to the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for a discussion of these and other important risk factors concerning the Company. Any forward-looking statement speaks only at the date which it is made, and the Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, as required by law.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit No. Exhibit Description

99.1 Press Release dated May 6, 2021, reporting restatement of previously issued financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: May 6, 2021		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

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